Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Fourth Quarter and Full Year Fiscal 2020 Financial Results

NEWARK, CA – October 1, 2020 – SMART Global Holdings, Inc. (“SMART” or the “Company”) (NASDAQ: SGH), today reported financial results for the fourth quarter and full year fiscal 2020 ended August 28, 2020.

Fourth Quarter Fiscal 2020 Highlights:

•	Net sales of $297.0 million, 6.7% higher than the year ago quarter.
•	GAAP net income of $7.5 million, or $0.30 per share, 33.8% and 28.3% higher than the year ago quarter, respectively.
•	Non-GAAP net income of $20.4 million or $0.82 per share, 72.2% and 65.2% higher than the year ago quarter, respectively.
•	Adjusted EBITDA of $33.0 million, 30.6% higher than the year ago quarter.

Fiscal 2020 Highlights:

•	Net sales of $1.1 billion, versus $1.2 billion for the prior fiscal year.
•	GAAP net loss of $1.1 million, or $0.05 per share.
•	Non-GAAP net income of $63.7 million, or $2.59 per share.
•	Adjusted EBITDA of $104.2 million.
•	Ending cash and equivalents balance exceeded $150 million.

“I am pleased to announce a strong conclusion to our fiscal 2020,” commented Mark Adams, President and CEO.  “Our fourth fiscal quarter results demonstrate the strength of our business during these challenging times.  Fourth quarter revenue grew by 5.6 percent sequentially, driven by strength in both our Specialty Compute and Storage Solutions and Brazil businesses.  Additionally, reflecting the operating leverage in our business model, we achieved non-GAAP earnings per share of $0.82, more than 17 percent higher than the previous quarter.”

“Given our strong balance sheet, we believe we are well-positioned to build on our growth and diversification strategy while leveraging our strong customer relationships, established global manufacturing and supply chain capabilities, and our track record of operational excellence,” concluded Mr. Adams.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q4 FY20	Q3 FY20	Q4 FY19	Q4 FY20	Q3 FY20	Q4 FY19
Net sales	$297.0	$281.3	$278.4	$297.0	$281.3	$278.4
Gross profit	$56.3	$54.2	$52.3	$57.8	$55.9	$53.4
Operating income	$17.2	$10.1	$11.4	$28.4	$20.3	$18.0
Net income	$7.5	$0.8	$5.6	$20.4	$17.1	$11.9
Diluted earnings per share (EPS)	$0.30	$0.03	$0.24	$0.82	$0.70	$0.50

Annual Financial Results	GAAP (1)		Non-GAAP (2)
(In millions, except per share amounts)	FY20	FY19	FY20	FY19
Net sales	$1,122.4	$1,212.0	$1,122.4	$1,212.0
Gross profit	$216.4	$237.5	$222.3	$240.6
Operating income	$41.3	$89.1	$84.2	$113.2
Net income	$(1.1)	$51.3	$63.7	$78.3
Diluted earnings per share (EPS)(3)	$(0.05)	$2.19	$2.59	$3.34

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the first quarter of fiscal 2021 ending November 27, 2020. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$280 to $300 million
Gross Margin - GAAP / Non-GAAP	18% to 19%
Diluted EPS - GAAP	$0.28 ± $0.05

Share-based compensation per share	$0.20
Intangible amortization per share	$0.14
Convertible debt discount OID and fees per share	$0.08

Diluted EPS - Non-GAAP	$0.70 ± $0.05

Expected diluted share count	25.0 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time.  Dial-in US toll free +1-866-487-6452, or International toll free +1-213-660-0710 using access code 4779109.  We will post an accompanying slide presentation to our website prior to the beginning of the call.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056, or International toll free +1 404-537-3406; Passcode: 4779109.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; disruptions in our operations or in global markets as a result of the outbreak of COVID-19; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, loss on extinguishment of debt/revolver, capped call mark to market

(MTM) adjustment, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, loss on extinguishment of debt/revolver, capped call MTM adjustment, convertible debt original issue discount (OID) and fees, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART lines of business are leading designers and manufacturers of electronic products focused on memory and computing technology areas. The Company specializes in application specific product development and support for customers in enterprise, government and OEM sales channels. Customers rely on SMART as a strategic supplier with top tier customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities worldwide. The Company targets customers in markets such as communications, storage, networking, mobile, industrial automation, industrial internet of things, government, military, edge computing and high performance computing.  SMART operates in three primary product areas: Specialty Memory products, Brazil products and Specialty Compute and Storage Solutions.

For more information about SMART Global Holdings business units, visit: SMART Modular Technologies; SMART Embedded Computing; SMART Supply Chain Services; and Penguin Computing.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 28, 2020	May 29, 2020	August 30, 2019	August 28, 2020	August 30, 2019
Net sales:
Specialty Memory Products	$125,142	$127,700	$104,634	$467,826	$458,946
Brazil Products	105,011	92,701	89,123	389,411	536,495
Specialty Compute and Storage Solutions	66,877	60,886	84,643	265,140	216,558
Total net sales	297,030	281,287	278,400	1,122,377	1,211,999
Cost of sales (1)(2)	240,693	227,054	226,108	905,981	974,472
Gross profit	56,337	54,233	52,292	216,396	237,527
Operating expenses:
Research and development (1) (2)	8,032	14,436	13,536	52,056	47,920
Selling, general and administrative (1) (2)	27,587	29,733	30,024	119,523	103,226
Restructuring charge	3,487	—	—	3,487	—
Change in estimated fair value of acquisition-related
contingent consideration	—	—	(2,700)	—	(2,700)
Total operating expenses	39,107	44,169	40,860	175,065	148,446
Income from operations	17,230	10,064	11,432	41,330	89,081
Other income (expense):
Interest expense, net	(3,265)	(3,094)	(4,567)	(15,000)	(20,716)
Other income (expense):	(299)	(3,445)	819	(16,970)	(2,161)
Total other expense	(3,564)	(6,539)	(3,748)	(31,970)	(22,877)
Income before income taxes	13,666	3,525	7,684	9,360	66,204
Provision for income taxes	6,139	2,700	2,059	10,503	14,872
Net income	$7,527	$825	$5,625	$(1,143)	$51,332

Earnings per share:
Basic	$0.31	$0.03	$0.24	$(0.05)	$2.24
Diluted	$0.30	$0.03	$0.24	$(0.05)	$2.19
Shares used in computing per-share calculation:
Basic	24,290	24,066	23,366	23,994	22,959
Diluted	24,839	24,431	23,825	23,994	23,468

(1) Includes share-based compensation expense as follows:
Cost of sales	$861	$699	$682	$3,022	$2,485
Research and development	763	780	687	3,069	2,654
Selling, general and administrative	1,582	3,428	4,194	12,625	13,060
Total stock-based compensation expense	$3,206	$4,907	$5,563	$18,716	$18,199

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$647	$647	$436	$2,588	$566
Selling, general and administrative	2,767	2,767	2,165	11,066	5,048
Total amortization expense	$3,414	$3,414	$2,601	$13,654	$5,614

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 28, 2020	May 29, 2020	August 30, 2019	August 28, 2020	August 30, 2019
Reconciliation of gross profit:
GAAP gross profit	$56,337	$54,233	$52,292	$216,396	$237,527
GAAP gross margin	19.0%	19.3%	18.8%	19.3%	19.6%
Add: Share-based compensation included in cost of sales	861	699	682	3,022	2,485
Add: Amortization of intangible assets	647	647	436	2,588	566
Add: Purchase accounting adjustment	—	282	—	282	—
Non-GAAP gross profit	$57,845	$55,861	$53,410	$222,288	$240,578
Non-GAAP gross margin	19.5%	19.9%	19.2%	19.8%	19.8%

Reconciliation of operating expenses:
GAAP operating expenses	$39,107	$44,169	$40,860	$175,065	$148,446
Less: Share-based compensation expense included in opex
Research and development	763	780	687	3,069	2,654
Selling, general and administrative	1,582	3,428	4,194	12,625	13,060
Total	2,345	4,208	4,881	15,694	15,714
Less: Amortization of intangible assets included in opex
Selling, general and administrative	2,767	2,767	2,165	11,066	5,048
Total	2,767	2,767	2,165	11,066	5,048
Less: Legal fees - term loan (payment holiday)	—	—	—	—	126
Less: Acquisition-related costs	—	—	1,068	946	2,922
Less: Integration/Restructuring expenses	4,548	1,432	—	9,072	—
Less: COVID-19 expenses	—	228	—	228	—
Less: Contingent consideration fair value adjustment	—	—	(2,700)	—	(2,700)
Non-GAAP operating expenses	$29,447	$35,534	$35,446	$138,060	$127,336

Reconciliation of income from operations:
GAAP income from operations	$17,230	$10,064	$11,432	$41,330	$89,081
GAAP operating margin	5.8%	3.6%	4.1%	3.7%	7.3%
Add: Share-based compensation expense	3,206	4,907	5,563	18,716	18,199
Add: Amortization of intangible assets	3,414	3,414	2,601	13,654	5,614
Add: Legal fees - term loan (payment holiday)	—	—	—	—	126
Add: Acquisition-related costs	—	—	1,068	946	2,922
Add: Integration/Restructuring expenses	4,548	1,432	—	9,072	—
Add: COVID-19 expenses	—	510	—	510	—
Add: Contingent consideration fair value adjustment	—	—	(2,700)	—	(2,700)
Non-GAAP income from operations	$28,398	$20,327	$17,964	$84,228	$113,242
Non-GAAP operating margin	9.6%	7.2%	6.5%	7.5%	9.3%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 28, 2020	May 29, 2020	August 30, 2019	August 28, 2020	August 30, 2019
Reconciliation of income before income taxes:
GAAP income before income taxes	$13,666	$3,525	$7,684	$9,360	$66,204
Add: Share-based compensation expense	3,206	4,907	5,563	18,716	18,199
Add: Amortization of intangible assets	3,414	3,414	2,601	13,654	5,614
Add: Legal fees - term loan (payment holiday)	—	—	—	—	126
Add: Acquisition-related costs	—	—	1,068	946	2,922
Add: Integration/Restructuring expenses	4,548	1,432	—	9,072	—
Add: COVID-19 expenses	—	510	—	510	—
Add: Gain on settlement of indemnity claim	(364)	—	—	(364)	—
Add: Extinguishment of term loan/revolver	—	192	—	6,822	—
Add: Capped call MTM adjustment	—	2,924	—	7,719	—
Add: Convertible debt discount OID and fees	2,026	1,960	—	4,385	—
Add: Contingent consideration fair value adjustment	—	—	(2,700)	—	(2,700)
Add: Foreign currency (gains)/losses	822	484	(332)	3,408	3,149
Non-GAAP income before income taxes	$27,318	$19,348	$13,884	$74,228	$93,514

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$6,139	$2,700	$2,059	$10,503	$14,872
GAAP effective tax rate	44.9%	76.6%	26.8%	112.2%	22.5%
Less: Goodwill tax credit	(673)	484	—	295	—
Tax effect of adjustments to GAAP results	(82)	(48)	33	(340)	(314)
Non-GAAP provision for income taxes	$6,894	$2,264	$2,026	$10,548	$15,186
Non-GAAP effective tax rate	25.2%	11.7%	14.6%	14.2%	16.2%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$7,527	$825	$5,625	$(1,143)	$51,332
Adjustments to GAAP net income:
Share-based compensation	3,206	4,907	5,563	18,716	18,199
Amortization of intangible assets	3,414	3,414	2,601	13,654	5,614
Legal fees - term loan (payment holiday)	—	—	—	—	126
Acquisition related expenses	—	—	1,068	946	2,922
Integration/Restructuring expenses	4,548	1,432	—	9,072	—
COVID-19 expenses	—	510	—	510	—
Extinguishment of term loan/revolver	—	192	—	6,822	—
Capped call MTM adjustment	—	2,924	—	7,719	—
Convertible debt discount OID and fees	2,026	1,960	—	4,385	—
Gain on settlement of indemnity claim	(364)	—	—	(364)	—
Goodwill tax credit	(673)	484	—	295	—
Contingent consideration fair value adjustment	—	—	(2,700)	—	(2,700)
Foreign currency (gains)/losses	822	484	(332)	3,408	3,149
Tax effect of items excluded from non-GAAP results	(82)	(48)	33	(340)	(314)
Non-GAAP net income	$20,424	$17,084	$11,858	$63,680	$78,328

Shares used in computing earnings per share (diluted)	24,839	24,431	23,825	24,566	23,468
Non-GAAP earnings per share (diluted)	$0.82	$0.70	$0.50	$2.59	$3.34

GAAP earnings per share (diluted)	$0.30	$0.03	$0.24	$(0.05)	$2.19

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 28, 2020	May 29, 2020	August 30, 2019	August 28, 2020	August 30, 2019
GAAP net income	$7,527	$825	$5,625	$(1,143)	$51,332
Share-based compensation expense	3,206	4,907	5,563	18,716	18,199
Amortization of intangible assets	3,414	3,414	2,601	13,654	5,614
Interest expense, net	3,265	3,094	4,567	15,000	20,716
Provision for income tax	6,139	2,700	2,059	10,504	14,872
Depreciation	5,219	5,405	6,452	22,776	23,592
Legal fees - term loan (payment holiday)	—	—	—	—	126
Acquisition-related costs(1)	—	—	1,068	946	2,922
Integration/Restructuring expenses	4,548	1,432	—	9,072	—
COVID-19 expenses	—	510	—	510	—
Extinguishment of term loan/revolver	—	192	—	6,822	—
Capped call MTM adjustment	—	2,924	—	7,719	—
Gain on settlement of indemnity claim	(364)	—	—	(364)	—
Contingent consideration fair value adjustment(1)	—	—	(2,700)	—	(2,700)
Adjusted EBITDA	$32,954	$25,403	$25,235	$104,212	$134,673

(1) Amounts related to acquisitions of new businesses, SMART EC & Wireless (July 2019).

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	August 28,	August 30,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$150,811	$98,139
Accounts receivable, net	215,918	217,433
Inventories	162,991	118,738
Prepaid expenses and other current assets	26,990	37,950
Total current assets	556,710	472,260

Property and equipment, net	54,705	68,345
Operating lease right-of-use assets	25,013	—
Other noncurrent assets	20,554	12,784
Intangible assets, net	55,671	69,325
Goodwill	73,955	81,423
Total assets	$786,608	$704,137
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$224,660	$164,866
Accrued liabilities	57,829	48,980
Current portion of long-term debt	—	24,054
Total current liabilities	282,489	237,900

Long-term debt	195,573	182,450
Long-term operating lease liabilities	20,829	—
Other long-term liabilities	5,613	10,327
Total liabilities	504,504	430,677
Shareholders’ equity:
Ordinary shares	737	712
Additional paid-in capital	346,131	285,994
Accumulated other comprehensive loss	(228,240)	(177,866)
Retained earnings	163,476	164,620
Total shareholders’ equity	282,104	273,460
Total liabilities and shareholders’ equity	$786,608	$704,137

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 28, 2020	May 29, 2020	August 30, 2019	August 28, 2020	August 30, 2019
Cash flows from operating activities:
Net income	$7,527	$825	$5,625	$(1,143)	$51,332
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,633	8,818	9,054	36,430	29,206
Share-based compensation	3,206	4,907	5,563	18,716	18,199
Provision for doubtful accounts receivable and sales returns	(118)	70	(66)	(75)	(90)
Deferred income tax benefit	(2,181)	425	(1,149)	(2,115)	(719)
(Gain) Loss on disposal of property and equipment	2,565	41	56	2,546	77
Loss on mark-to-market adjustment of the capped call	—	2,924	—	—	—
Loss on extinguishment of debt/revolver	—	192	—	7,719	—
Amortization of debt discounts and issuance costs	2,080	2,005	718	5,866	2,803
Amortization of operating lease right-of-use assets	1,491	1,287	—	5,060	—
Change in fair value of contingent consideration	—	—	(2,700)	—	(2,700)
Changes in operating assets and liabilities:
Accounts receivable	5,537	(13,396)	27,582	(12,348)	35,240
Inventories	20,641	(26,932)	19,312	(51,840)	102,083
Prepaid expenses and other assets	(1,291)	(7,615)	(3,393)	(2,410)	(1,606)
Accounts payable	(26,251)	39,031	(19,684)	69,436	(64,569)
Operating lease liabilities	(1,260)	(1,362)	—	(4,763)	—
Accrued expenses and other liabilities	(4,421)	2,402	8,023	482	401
Net cash provided by (used in) operating activities	16,159	13,623	48,941	78,382	169,657
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(7,386)	(7,521)	(3,321)	(24,275)	(33,433)
Proceeds from sale of property and equipment	250	58	10	404	81
Acquisitions of business, net of cash acquired	—	—	(75,940)	—	(76,088)
Net cash used in investing activities	(7,136)	(7,463)	(79,251)	(23,871)	(109,440)
Cash flows from financing activities:
Long-term debt payment - Term Loan	—	—	—	(5,625)	—
Long-term debt payment - BNDES	(615)	(685)	(1,680)	(2,907)	(6,753)
Purchase of capped call	—	—	—	(21,825)	—
Proceeds from convertible notes due 2026, net of discount	—	—	—	243,125	—
Payment for extinguishment of long-term debt	—	—	—	(204,904)	—
Proceeds from borrowings under revolving line of credit	42,500	42,000	19,000	103,000	254,500
Repayments of borrowings under revolving line of credit	(42,500)	(42,000)	(19,000)	(103,000)	(254,500)
Proceeds from issuance of ordinary shares from share option exercise	554	134	1,300	2,495	5,070
Proceeds from issuance of ordinary shares from ESPP	—	1,742	—	2,984	2,303
Withholding tax on restricted stock units	(96)	(282)	(290)	(749)	(520)
Net cash provided by (used in) financing activities	(157)	909	(670)	12,594	100
Effect of exchange rate changes on cash, cash equivalents and restricted cash *	10,100	(17,084)	3,020	(14,434)	588
Net increase (decrease) in cash, cash equivalents and restricted cash *	18,966	(10,015)	(27,960)	52,672	60,905
Cash, cash equivalents and restricted cash at beginning of period *	131,845	141,860	126,099	98,139	37,234
Cash, cash equivalents and restricted cash at end of period *	$150,811	$131,845	$98,139	$150,811	$98,139

*	Cash balance was adjusted to include restricted cash upon adoption of ASU 2016-18 in fiscal 2019.

# # #

Investor Contacts:

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com